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                                                                    EXHIBIT 10.5


                                    [LOGO]

                                   M O D U S

                                   M E D I A

                           I N T E R N A T I O N A L

                           Management Incentive Plan
                           Effective January 1, 2000

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                        Modus Media International, Inc.
                        Management Incentive Plan (MIP)
                                 Plan Document
                           Effective January 1, 2000

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                               TABLE OF CONTENTS
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     Section                                                Page
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
     I.   Purpose                                             3.

     II.  Effective Date of Plan                              3.

     III. Eligibility                                         3.

     IV.  MIP Target Payouts                                  3.

     V.   Measurement                                         3.

     VI.  Transition Issues                                   4.

     VII. Administration                                      4.

     Plan Exhibits
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     A.   Plan Components                                     6.

     B.   MBO Process Overview                                9.

     C.   Certificate of Acknowledgement                     13.

     D.   Participant Notification Sheet                     14.

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                           Modus Media International
                        Management Incentive Plan (MIP)
                                 Plan Document
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I.   Purpose
     -------
     The objective of the Management Incentive Plan (MIP) is to recognize and to reward the achievement of financial, business and individual performance goals that are essential to the success of Modus Media. It is also designed to measure and to reward how effectively we demonstrate and embrace our values. This program, in conjunction with base salary, is designed to offer designated employees of Modus Media International Holdings, Inc. and/or its subsidiaries (the "Company") total cash compensation opportunities that are fully competitive with market levels.

II.  Effective Date of Plan
     ----------------------
     The effective date for implementation of the Plan shall be January 1, 2000. A Plan year is equivalent to a calendar year. The Plan may be modified or terminated at any time by the Chief Executive Officer of the Company, without notice or consent of the Participants.

III. Eligibility
     -----------
     Certain designated employees whose role and responsibilities are deemed by executive management to be critical to operations and who have direct responsibility for achieving the financial results of the Company, are eligible for participation in the Management Incentive Plan. Participation Tiers, Target Percentage, Plan Components and Component Weightings are defined by the position.

     Proposed participation in the MIP Plan for new Participants, those joining the plan after January 1, 2000, must be approved by the CEO or the SVP, Human Resources of the Company. All Participants will be notified of eligibility in writing and provided a copy of the MIP document as well as individual MIP components and targets, as shown in Exhibit D. As a condition to participating in the MIP, Participants will be required to execute a written acknowledgement, in the form attached hereto as Exhibit C, that they have read and understand the MIP. Properly executed forms should be returned to the Director of Compensation in the Westwood Office.

IV.  MIP Target Payout
     -----------------
     Eligible employees will be assigned a target payout for the MIP, expressed as a percentage of total base salary, set forth in Exhibit D. This percentage represents the potential dollar award that will be earned at 100% achievement of goals for all Plan components. The target payout percentage will vary according to the Participant's position. Actual plan payments will vary based on performance.

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V.   Measurement
     -----------
     The Management Incentive Plan consists of four components for those participants in Tiers I-X, and three components for those participants in Tiers XI and XII. The Participant will be assigned a target payout for each component, expressed as a percentage of base salary, to be used to calculate an amount (i.e. 10 % of $50,000 base salary equals $5,000). The weightings of the components and the resultant target percentages will vary according to the Participant's position. Plan components are set forth in Exhibit A and the MBO process is set forth in Exhibit B.

VI.  Transition Issues
     -----------------
     A Participant in the Plan must be actively employed by the Company through payment dates to receive any payout on plan components. Since the annual components are calculated on base salary as of December 31 of the plan year, payouts for annual components will be pro-rated for those eligible Participants who join the plan during the year, prior to October 1. Employees who transfer out of an eligible position during the year into a non-eligible position in the Company, but who are still employed as of the payment date, will be considered for an award based on the number of weeks in the eligible position and earnings accrued during those weeks as a ratio to the full year.

     Plan Participants who are on a leave of absence greater than 30 days during a plan year will have their payment pro-rated for actual time worked.

     Employees hired or promoted for the first time into bonus eligible positions after October 1 will not be eligible to participate in any component of the Plan for that plan year.

     Retroactive pay adjustments will not be applied. Payments will be at the base salary in effect at the end of each calendar quarter for quarterly components and as of December 31 for annual components.

     All Plan Participants will have their MIP payment calculations performed in their local currency.

VII. Administration
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     The adoption of this Plan shall not be deemed to give any employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any employee at any time, nor shall it be deemed to give the Company the right to require any employee to remain in its employ. This plan supercedes any incentive provisions detailed in a Management Contract.

     The financial targets assigned and recognized as goals on any of the performance factors may be revised or otherwise modified by the executive management of the Company at any time, to account for any material change in the business or the Company. Any such revisions or modifications will be made in writing to all Participants as soon as possible after the need for such change is determined.

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     A Participant's right to receive payment of an award under the Plan shall be no greater than the right of an unsecured general creditor of the Company. All awards under the Plan shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such awards.

     The Company reserves the right to amend, terminate and modify this plan at its discretion, with or without notice to the participants.

     All matters of plan interpretation should be directed to the SVP, Human Resources, and will be resolved at his/her discretion subject to the approval of the CEO.
     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     Approvals:

     __________________________________________
     Michael Dudich
     Senior Vice President Human Resources


     __________________________________________
     Terence Leahy
     Chief Executive Officer

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